UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009 (March 5, 2009)

GLOBAL BIOTECH CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-33271 (Commission File Number)	98-022951 (IRS Employer Identification No.)

5800 Metropolitan Blvd. E., Suite 328 Montreal, Quebec (Address of Principal Executive Offices )	H1S 1A7 (Zip Code)

Registrant’s telephone number, including area code:   (514) 333-4545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Effective March 5, 2009, Frederic Blondeleau resigned as Vice President – Sales and Marketing of Global Biotech Corp.  At this time, no replacement has been appointed to fill Mr. Blondeleau’s position.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL BIOTECH CORP.

Date: March 9, 2009	/s/ Louis Greco
Louis Greco
President and Chief Executive Officer